Virtus Balanced Fund,

a series of Virtus Equity Trust

Supplement dated October 5, 2012 to the Summary Prospectus and Statutory Prospectus

dated July 31, 2012, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective October 3, 2012, a number of modifications affecting the fixed income portion of Virtus Balanced Fund have taken place. These changes are described more fully below.

—	The fund’s fixed income portfolio management strategies and risks have been modified.

Accordingly, the disclosure under “Principal Investment Strategies” in the fund’s summary prospectus and in the summary section of the statutory prospectus is hereby replaced with the following:

Invested in approximately 60% equity and 40% fixed income, this fund may be suitable for investors who want income and growth from one fund. For the fund’s equity allocation, the subadviser employs a Growth at a Reasonable Price philosophy in the security selection process. Top-down and econometric sector analysis, as well as industry level and fundamental security analysis, are utilized to identify securities that the subadviser believes offer superior return opportunity. For the fixed income allocation, the subadviser employs a time-tested approach of active sector rotation, extensive credit research and disciplined risk management designed to capitalize on opportunities across undervalued areas of the fixed income markets.

Under normal market circumstances, the fund invests at least 65% of its assets in common stocks and fixed income securities of both U.S. and foreign issuers, including issuers in “emerging market” countries, and may invest in companies of any size. The fund invests the fixed income portion of its portfolio primarily in investment grade bonds; however, it may invest in high yield-high risk fixed income securities (junk bonds).

The disclosure under “Principal Risks” in the fund’s summary prospectus and the summary section of the statutory prospectus is hereby modified by adding the following:

>    Loan Participation Risk. The risk that there may not be a readily available market for loan participation interests and, in some cases, the fund may have to dispose of such securities at a substantial discount from face value. Loan participations also involve the credit risk associated with the underlying corporate borrower.

The third through fifth paragraphs of the disclosure under “Principal Investment Strategies” on page 46 of the fund’s statutory prospectus is hereby replaced with the following:

Under normal circumstances, the fixed income portion of the fund is invested in the following sectors of fixed income securities:

> Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”), and other pass-through securities;

> Debt securities issued by foreign issuers, including foreign governments and their political subdivisions;

> Investment-grade securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization; and

> High-yield debt instruments, including bank loans (which are generally floating-rate).

The fund may invest in all or some of these sectors. If, after the time of investment, the rating declines, the fund is not obligated to sell the security.

The fixed income portion of the fund employs active sector rotation and disciplined risk management to portfolio construction. The fund’s fixed income assets are typically allocated among various sectors of the fixed income market using a top-down, relative value approach that looks at factors such as yield and spreads, supply and demand, investment environment, and sector fundamentals. The subadviser then selects particular investments using a bottom-up, fundamental research-driven analysis that includes assessment of credit risk, company management, issue structure, technical market conditions, and valuations. Securities selected for investment are those that the subadviser believes offer the best potential to achieve the fund’s investment objective of providing a high level of total return, including a competitive level of current income. The subadviser seeks to adjust the proportion of fixed income investments primarily in the sectors described above and the selections within sectors to obtain higher relative returns. The subadviser regularly reviews the fund’s portfolio construction, endeavoring to minimize risk exposure by closely monitoring portfolio characteristics such as sector concentration and portfolio duration and by investing no more than 5% of the fixed income portion of the fund’s total assets in securities of any single issuer (excluding the U.S. government, its agencies, authorities or instrumentalities).

The fixed income portion of the fund manages duration utilizing a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally, the longer the maturity the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security. Under normal circumstances, the fund’s fixed income portion will have an average duration maintained at a level similar to that of its benchmark, the Barclays Capital U.S. Aggregate Bond Index. As of September 30, 2012, the modified adjusted duration of the Barclays Capital U.S. Aggregate Bond Index was 4.85 years; the modified adjusted duration of the fund is expected to be similar in duration to the benchmark. Typically, for a fund maintaining a modified adjusted duration of 4.85 years, a one percent increase in interest rates would cause a 4.85% decrease in the value of the fund’s fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the fund’s fixed income assets to increase by 4.85%.

—	The following disclosure hereby replaces the current disclosure under “Portfolio Managers” in the fund’s summary prospectus and in the summary section of the statutory prospectus:

➢	David L. Albrycht, CFA, Chief Investment Officer and Senior Portfolio Manager at Newfleet. Mr. Albrycht has served as a Portfolio Manager of the fund since October 2012.

➢	David Dickerson, Managing Director at Euclid. Mr. Dickerson has served as Portfolio Manager of the fund since 2009.

➢	Christopher J. Kelleher, CFA, CPA, Managing Director and Senior Portfolio Manager at Newfleet. Mr. Kelleher has served as a Portfolio Manager of the fund since October 2012.

➢	Carlton Neel, Senior Managing Director at Euclid. Mr. Neel has served as Portfolio Manager since 2009.

—

Certain of the risks associated with the fund’s Principal Investment Strategies have changed. Accordingly, the table under “More Information About Risks Related to Principal Investment Strategies” on page 58 is hereby modified by adding an “x” in the following rows, thereby indicating that the named risk applies to the fund: Loan Participations and Short-Term Investments.

—	The table under “Newfleet” on page 157 regarding portfolio managers is amended by replacing the row pertaining to the fund with the following:

Virtus Balanced Fund (fixed income portion only)	David L. Albrycht, CFA (since October 2012) Christopher J. Kelleher, CFA, CPA (since October 2012)

—	The narrative under the table is hereby replaced in its entirety with the following:

David L. Albrycht, CFA. Mr. Albrycht is Chief Investment Officer and Senior Portfolio Manager at Newfleet (since June 2011). Prior to joining Newfleet, he was Executive Managing Director (2008 to 2011) and

Vice President (2005 to 2008), Fixed Income, of Goodwin Capital Advisers, Inc. (“Goodwin”). Previously, he was associated with VIA, which at the time was an affiliate of Goodwin. He managed fixed income portfolios for Goodwin affiliates since 1991. Mr. Albrycht also manages several fixed income mutual funds and variable investment options, as well as two closed-end funds.

Christopher J. Kelleher, CFA, CPA. Mr. Kelleher is Managing Director and Senior Portfolio Manager (since January 2012) at Newfleet. Prior to joining Newfleet, Mr. Kelleher was retired for two years from Goodwin, where he was Managing Director and Senior Portfolio Manager (1997 to January 2010). Previously, he was an investment officer with Phoenix Life Insurance Company (1983 to 1997), formerly an affiliate of Goodwin and VIA. Mr. Kelleher also is co-portfolio manager for Virtus Bond Fund and Virtus Low Duration Income Fund. He has more than 25 years of investment experience in all bond market sectors, including both publicly traded and private placements.

—

The table under “Additional Investment Techniques” on page 128 is hereby modified by removing the “x” in each of the following rows, thereby indicating that the named techniques are no longer “additional investment techniques” of the fund: Private Placements and Variable, Floating Rate and Variable Amount Securities.

All other disclosure concerning the fund, including fees and expenses, remains unchanged.

Investors should retain this supplement with the Summary Prospectus and the Statutory Prospectus for future reference.

VET 8019/Balanced PM&StratChanges (10/2012)

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